UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 29, 2005
                        (Date of earliest event reported)


                          21ST CENTURY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


            Florida                       0-2500111              65-0248866
--------------------------------  ------------------------  --------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)


        3661 West Oakland Park Blvd., Suite 300
                 Lauderdale Lakes, FL                           33311
   ----------------------------------------------------   ------------------
       (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (954) 581-9993
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance-Sheet Arrangement

      On April 29, 2005, 21st Century Holding Company (the "Company") received from counsel to Whitebox Advisors ("Whitebox"), the beneficial owner of approximately $8.7 million in outstanding principal balance of the Company's 6% Senior Subordinated Notes (the "Notes"), a letter alleging the Company's breach of the purchase agreements between the Company and the purchasers of the Notes. The allegation relates to the Company's withdrawal of a previously given notice to the Note holders, which stated that the Company elected to pay the April 30, 2005 payment of principal and interest due on the Notes in shares of the Company's common stock. Note holders' remedies with respect to an event of default include acceleration of the outstanding principal amount of Notes due, which as of the date of this Report totaled $15.2 million, and such other legal or equitable relief to which the Note holders may prove themselves to be entitled. The Company timely made the April 30, 2005 payment due to the Note holders in full, in cash. The Company believes that the payment in cash and the withdrawal of the notice is consistent with the terms of the purchase agreements, and that no event of default under the purchase agreements exists.

      As of the date of this Report, the Company and Whitebox have reached a verbal agreement, whereby Whitebox agreed to accept the April 30, 2005 cash payment in exchange for the Company's agreement to refrain from future withdrawals of the notice of intention to pay in shares. The Company has had no contact from any other Note holders and believes that this matter is resolved.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    21ST CENTURY HOLDING COMPANY


Date: May 5, 2005                   By:  /s/ Richard A. Widdicombe
                                        ----------------------------------------
                                    Name:    Richard A. Widdicombe
                                    Title:   Chief Executive Officer
                                             (Principal Executive Officer)

Date: May 5, 2005                   By:  /s/ J. Gordon Jennings III
                                        ----------------------------------------
                                    Name:    J. Gordon Jennings III
                                    Title:   Chief Financial Officer
                                    (Principal Accounting and Financial Officer)